SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2012

Public Service Company of Colorado
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

001-3280	84-0296600
(Commission File Number)	(IRS Employer Identification No.)

1800 Larimer Street, Suite 1100, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 571-7511

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 11, 2012, Public Service Company of Colorado, a Colorado corporation (PSCo), issued $300.0 million in aggregate principal amount of 2.25% First Mortgage Bonds, Series No. 23 due September 15, 2022 (the 2022 Bonds) and $500.0 million in aggregate principal amount of 3.60% First Mortgage Bonds, Series No. 24 due September 15, 2042 (the 2042 Bonds) pursuant to an Underwriting Agreement among PSCo and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., and RBS Securities Inc., as representatives of the underwriters named therein.  The Bonds are being issued pursuant to the registration statement on Form S-3 (File No. 333-169772) (the Registration Statement).  A prospectus supplement relating to the offering and sale of the Bonds was filed with the Securities and Exchange Commission on September 5, 2012.  The Bonds will be governed by the Indenture, dated October 1, 1993, as supplemented, by and between PSCo and U.S. Bank National Association, as successor trustee, and the Supplemental Indenture dated as of September 1, 2012.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering and sale for incorporation by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

4.01
Supplemental Indenture dated as of September 1, 2012 between Public Service Company of Colorado and U.S. Bank National Association, as successor Trustee, creating $300000,000 principal amount of 2.25% First Mortgage Bonds, Series No. 23 due 2022 and $500,000,000 principal amount of 3.60% First Mortgage Bonds, Series No. 24 due 2042.

5.01	Opinion of Faegre Baker Daniels LLP regarding the validity of certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Public Service Company of Colorado
(a Colorado Corporation)

By:	/s/ George E. Tyson II
Name: George E. Tyson II
Title: Vice President and Treasurer

Date:  September 11, 2012

Exhibit Index

Exhibit	Description

4.01
Supplemental Indenture dated as of September 1, 2012 between Public Service Company of Colorado and U.S. Bank National Association, as successor Trustee, creating $300,000,000 principal amount of 2.25% First Mortgage Bonds, Series No. 23 due 2022 and $500,000,000 principal amount of 3.60% First Mortgage Bonds, Series No. 24 due 2042.

5.01	Opinion of Faegre Baker Daniels LLP regarding the validity of certain securities.

12.01	Statement of computation of ratio of earnings to fixed charges.